Evergreen Treasury Money Market Fund
Class S

Summary Prospectus

June 1, 2010

Link to Statutory Prospectus	Link to Statement of Additional Information	Link to Annual Report

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at www.evergreeninvestments.com/prospectus. You can also get this information at no cost by calling 1.800.343.2898 or by sending an e-mail request to info@evergreeninvestments.com. The Fund's prospectus, dated June 1, 2010, as supplemented June 1, 2010, and statement of additional information, dated June 1, 2010, and the independent registered public accounting firm's report and financial statements in the Fund's annual report dated January 31, 2010, are incorporated by reference into this document. The Fund is proposed to merge with a Wells Fargo Advantage Fund. For additional information about the proposed reorganization impacting your Fund, please see the Fund's prospectus, as supplemented June 1, 2010.

INVESTMENT GOAL

The Fund seeks to maintain stability of principal while earning current income and providing liquidity.

FEES AND EXPENSES

This section describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Class S
Management Fees	0.31%
Distribution and/or Service (12b-1) Fees	0.60%
Other Expenses	0.16%
Total Annual Fund Operating Expenses	1.07%

Expense Example. The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the tables above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After:	Class S
1 Year	$109
3 Years	$340
5 Years	$590
10 Years	$1,306

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Fund normally invests at least 80% of its assets in short-term U.S. Treasury obligations and repurchase agreements with respect to such securities. The Fund may invest up to 20% of its assets in other debt obligations, but typically invests this portion in repurchase agreements with respect to securities issued or guaranteed by the Government National Mortgage Association ("GNMA"). The Fund generally maintains a dollar-weighted average maturity of 60 days or less.

Principal Risk Summaries. In addition to risks related to general economic conditions that may negatively affect the value of your investment in the Fund, such as market cycles, inflation, and investor sentiment, your investment is subject to the following risks. Please remember that an investment in a mutual fund is: not guaranteed to achieve its investment goal; subject to investment risks, including possible loss of money; not a deposit with a bank; and not insured or guaranteed by the FDIC or any government agency.

  Credit Risk. The issuer of a debt security or counterparty on certain investments may be unable or unwilling to pay interest and principal when due or meet its obligations to the Fund. The value of an investment may decline if its issuer or the Fund's counterparty defaults or if its credit quality deteriorates.

  Interest Rate Risk. When interest rates go up, the value of debt securities tends to fall. When interest rates go down, interest earned on debt securities may decline. The longer the terms of the debt securities held by the Fund, the more the Fund is subject to interest rate risk.

  Money Market Fund Risk.  Although, like most money market funds, the Fund seeks to maintain a constant net asset value ("NAV") of $1.00 per share, there is no guarantee that the Fund will be able to do so. The SEC recently adopted amendments to its rules relating to money market funds. Among other changes, the amendments impose more stringent average maturity limits, higher credit quality standards and new liquidity requirements on money market funds. While these amendments are designed to further reduce the risks associated with investments in money market funds, they also may reduce a money market fund's yield potential.

Performance. The following bar chart and table illustrate how the Fund's returns have varied from year to year and compare the Fund's returns with those of one or more indexes. Past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information is available at EvergreenInvestments.com.

Year-by-Year Total Returns for Class S Shares (%)1

Highest Quarter: 4th Quarter 2000	+1.39%
Lowest Quarter: 4th Quarter 2009	+0.00%
Year-to-date total return as of 3/31/2010 is +0.00%

Average Annual Total Returns for the periods ended 12/31/2009
	Inception Date of Share Class	1 Year	5 Year	10 Year
Class S (before taxes)	6/30/2000	0.02%	2.17%	2.06%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)		0.21%	3.02%	2.99%
1.

Historical performance shown for Class S prior to its inception is based on the performance of Class A, one of the original classes offered. Class A is not offered in this prospectus. The historical returns for Class S have not been adjusted to reflect the effect of the class' 12b-1 fee. These fees are 0.60% for Class S and 0.30% for Class A. If these fees had been reflected, returns for Class S would have been lower.

2.	Copyright 2010. BofA Merrill Lynch, Pierce, Fenner & Smith Incorporated. All rights reserved.

To obtain current 7-day yield information call 1.800.343.2898.

FUND MANAGEMENT

The Fund's investment advisor is Evergreen Investment Management Company, LLC.

PURCHASE AND SALE OF FUND SHARES

Class S shares are sold through certain broker-dealers and financial institutions which have selling agreements with Wells Fargo Funds Distributor, LLC ("WFFD"). Such broker-dealers or financial intermediaries may impose account fees or other charges and certain broker-dealers and other financial institutions may impose a fee in connection with purchases of Class S shares of the Funds. There are no minimum or maximum purchase amounts. You can redeem your Class S shares of the Funds at NAV through such broker-dealers and financial institutions on any day the New York Stock Exchange is open. Investors should refer to their broker-dealer or financial institution as appropriate for instruction and further information.

TAX INFORMATION

The Fund will normally distribute its net investment income and net realized capital gains to shareholders. These distributions will be taxed as either ordinary income or as capital gains unless the shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

587270 (6/10)

Link to Statutory Prospectus	Link to Statement of Additional Information	Link to Annual Report